Exhibit 10.40
November 7, 2008
Carl Rossetti
Time Warner Cable
290 Harbor Drive
Stamford, CT 06902
Dear Carl:
     In accordance with the provisions of Section 1 of the Amended and Restated Employment and Termination Agreement (the “Agreement”) dated as of June 1, 2000, between you and Time Warner Entertainment Company, L.P., a subsidiary of Time Warner Cable Inc. (the “Company”), notice is hereby given to you of the Company’s determination to extend the term of the Agreement for an additional year with the title of Executive Vice President, and with a minimum base salary of $500,000 and a bonus target of 100% of your base salary.
     Please indicate your acceptance of the foregoing extension of the Agreement by signing the enclosed copy of this letter and returning it to the Company by December 20, 2008. Pursuant to Section 1 of the Agreement, failure to do so will be deemed an election by you to terminate your employment without cause pursuant to Section 5(a) of the Agreement.

Sincerely,
TIME WARNER ENTERTAINMENT
COMPANY, L.P.

	By:	/s/ TOMAS MATHEWS TOMAS MATHEWS
EXECUTIVE VICE PRESIDENT,
HUMAN RESOURCES

Agreed and Accepted:

CARL ROSSETTI

/s/ CARL ROSSETTI Date: 11/14/08